UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

BEAR STEARNS ASSET-BACKED SECURITIES I LLC

ON BEHALF OF THE

Newcastle Mortgage Securities Trust 2007-1

(Exact name of registrant as specified in its charter)

Delaware	333-131374-61	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

212-272-2000
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On July 12, 2007, Newcastle Mortgage Securities Trust 2007-1 will issue Newcastle Mortgage Securities 2007-1, Asset-Backed Notes, Series 2007-1, including the following publicly-offered classes: Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7-A, Class M-7-B, Class M-8-A, Class M-8-B, Class M-9 and Class M-10 Notes (the “Notes”).

On July 12, 2007, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to the Notes and its opinion with respect to certain federal income tax matters.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits:
to the Form S-3 Registration Statement of the Registrant are hereby filed

	5.1	Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

	5.2	Opinion of In-House Counsel to Bear Stearns Asset-Backed Securities I LLC

	8.1	Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

	23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

	23.2	Consent of In-House Counsel to Bear Stearns Asset-Backed Securities I LLC (included in opinion filed as Exhibit 5.2)

	23.3	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET-BACKED SECURITIES I LLC

By: /s/ Matthew Perkins
Name: Matthew Perkins
Title: CEO and President

Dated: July 12, 2007

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

5.2	Opinion of In-House Counsel to Bear Stearns Asset-Backed Securities I LLC

8.1	Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

23.2	Consent of In-House Counsel to Bear Stearns Asset-Backed Securities I LLC (included in opinion filed as Exhibit 5.2)

23.3	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1)